Exhibit 99.1
                                  ------------

         The Group I Mortgage Loans consist of approximately 1736 Mortgage Loans, of which approximately 99.53% are secured by first Mortgages and approximately 0.47% are secured by second Mortgages. The Group II Mortgage Loans consist of approximately 5,019 Mortgage Loans, of which approximately 99.12% are secured by first Mortgages and approximately 0.88% are secured by second Mortgages.

         Each Mortgage Loan will accrue interest at the adjustable-rate or fixed-rate calculated as specified under the terms of the related mortgage note (each such rate, a "Mortgage Rate"). Approximately 80.73% of the Group I Mortgage Loans are adjustable-rate Mortgage Loans (the " Adjustable-Rate Group I Mortgage Loans") and approximately 19.27% of the Group I Mortgage Loans are fixed-rate Mortgage Loans (the "Fixed-Rate Group I Mortgage Loans"). Approximately 81.14% of the Group II Mortgage Loans are adjustable-rate Mortgage Loans (the "Adjustable-Rate Group II Mortgage Loans") and approximately 18.86% of the Group II Mortgage Loans are fixed-rate Mortgage Loans (the "Fixed-Rate Group II Mortgage Loans").

         Each of the fixed-rate Mortgage Loans has a Mortgage Rate that is fixed for the life of such Mortgage Loan.

                  Each adjustable-rate Mortgage Loan accrues interest at a Mortgage Rate that is adjustable. Generally, the adjustable-rate Mortgage Loans provide for semi-annual adjustment to the Mortgage Rate thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an "Adjustment Date"); provided, that in general the first adjustment for the adjustable-rate Group I Mortgage Loans will occur after an initial period of two years, in the case of approximately 93.30% of the Adjustable-Rate Group I Mortgage Loans or three years, in the case of approximately 6.59% of the Adjustable-Rate Group I Mortgage Loans, and that in general the first adjustment for the adjustable-rate Group II Mortgage Loans will occur after an initial period of two years, in the case of approximately 92.59% of the Adjustable-Rate Group II Mortgage Loans or three years, in the case of approximately 7.32% of the Adjustable-Rate Group II Mortgage Loans (any adjustable-rate Mortgage Loan having such a delayed first adjustment feature, a "Delayed First Adjustment Mortgage Loan"). On each Adjustment Date for each adjustable-rate Mortgage Loan, the Mortgage Rate thereon will be adjusted to equal the sum, rounded to the nearest or next highest multiple of 0.125%, of Six-Month LIBOR (as defined below) and a fixed percentage amount (the "Gross Margin"). The Mortgage Rate on substantially all of the Adjustable-Rate Mortgage Loans will not increase or decrease by more than a stated percentage 1.000% per annum to 4.000% per annum, (as specified in the related mortgage note) on the first related Adjustment Date (the "Periodic Rate Cap") and will not increase or decrease by more than a stated percentage 1.000% per annum to 2.000% per annum, (as specified in the related mortgage note) on any Adjustment Date thereafter (the "Subsequent Periodic Rate Cap"). The Adjustable-Rate Group I Mortgage Loans have a weighted average Periodic Rate Cap of approximately 2.986% per annum and a weighted average Subsequent Periodic Rate Cap of approximately 1.013% per annum, and the Adjustable-Rate Group II Mortgage Loans have a weighted average Periodic Rate Cap of approximately 2.975% per annum and a weighted average Subsequent Periodic Rate Cap of approximately 1.018% per annum. Each Mortgage Rate on each adjustable-rate Mortgage Loan will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the "Maximum Mortgage Rate") or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the "Minimum Mortgage Rate"). Effective with the first monthly payment due on each adjustable-rate Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding Principal Balance of the related Mortgage Loan over its remaining term, and pay interest at the Mortgage Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Mortgage Rates, the Mortgage Rate on each such adjustable-rate Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin, rounded as described in this prospectus supplement.

         Approximately 11.44% of the Group I Mortgage Loans and approximately 13.76% of the Group II Mortgage Loans (by aggregate principal balance of the Mortgage Loans as of the Cut-off Date) (the "Interest Only Mortgage Loans") provide that for a period of 60 months after origination, the required monthly payments are limited to accrued interest (each, an "Interest Only Period"). At the end of the Interest Only Period, the monthly payments on each such Mortgage Loan will be recalculated to provide for amortization of the Principal Balance by the maturity date and payment of interest at the then-current Mortgage Rate.

         Approximately 70.83% of the Group I Mortgage Loans and approximately 70.82% of the Group II Mortgage Loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on certain prepayments. Generally, each such Mortgage Loan having a prepayment charge provision will provide for payment of a prepayment charge on certain partial prepayments and all prepayments in full made within a stated number of months that is between 0 and 36 months from the date of origination of such Mortgage Loan. The amount of the prepayment charge is provided in the related mortgage note and is generally equal to six months' interest on the amount prepaid in excess of 20% of the original principal balance of the related Mortgage Loan in any twelve-month period. The holders of the Class P Certificates will be entitled to all prepayment charges received on the Mortgage Loans, and such amounts will not be available for distribution on the other classes of certificates. Under certain circumstances, as described in the Pooling Agreement, the Master Servicer may waive the payment of any otherwise applicable prepayment charge. Investors should conduct their own analysis of the effect, if any, that the prepayment charges, and decisions by the Master Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans. As of July 1, 2003, the Alternative Mortgage Parity Act of 1982 (the "Parity Act"), which regulates the ability of the Originator to impose prepayment charges, was amended, and as a result, the Originator will be required to comply with state and local laws in originating mortgage loans with prepayment charge provisions after July 1, 2003. The Depositor makes no representations as to the effect that the prepayment charges, decisions by the Master Servicer with respect to the waiver thereof and the recent amendment of the Parity Act, may have on the prepayment performance of the Mortgage Loans. See "Certain Legal Aspects of Mortgage Loans-Enforceability of Certain Provisions-Prepayment Penalties" in the prospectus.

         With respect to approximately 0.30% of the Mortgage Loans (the "Rate Reduction Mortgage Loans"), if the related borrower makes twenty-four consecutive on-time payments prior to the fourth annual anniversary of the first monthly payment due date and has not had more than one monthly payment that was not an on-time payment, the related Mortgage Rate will be reduced by 1%. An on-time payment is defined as one made before the next scheduled payment is due. Any Mortgage Rate reduction earned will be maintained for the life of the loan.

GROUP I MORTGAGE LOANS STATISTICS

         The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Group I Mortgage Loans as of the Cut-off Date. Approximately 32.67% of the Group I Mortgage Loans had loan-to-value ratios at origination in excess of 80%. Approximately 10.41% of the Group I Mortgage Loans had a loan-to-value ratio at origination in excess of 90% and the weighted average loan-to-value ratio of the Group I Mortgage Loans at origination was approximately 78.37%. There can be no assurance that the loan-to-value ratio of any Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator's determination of the value of a Mortgaged Property used in the calculation of the loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property.

         All of the Group I Mortgage Loans have a Due Date of the first day of the month (the "Due Date").

         The weighted average remaining term to maturity of the Group I Mortgage Loans is approximately 356 months as of the Cut-off Date. None of the Group I Mortgage Loans had a first Due Date prior to February 1, 2004 or after February 1, 2005 or will have a remaining term to maturity of less than 119 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group I Mortgage Loan is January 1, 2035.

         The average Principal Balance of the Group I Mortgage Loans at origination was approximately $166,192. The average Principal Balance of the Group I Mortgage Loans as of the Cut-off Date was approximately $165,976. No Group I Mortgage Loan had a Principal Balance as of the Cut-off Date of greater than approximately $557,644 or less than approximately $49,842.

         The Group I Mortgage Loans had Mortgage Rates as of the Cut-off Date of not less than 4.650% per annum and not more than 12.200% per annum and the weighted average Mortgage Rate was approximately 7.195% per annum. As of the Cut-off Date, the Adjustable-Rate Group I Mortgage Loans had Gross Margins ranging from 2.825% to 9.875%, Minimum Mortgage Rates ranging from 4.650% per annum to 11.350% per annum and Maximum Mortgage Rates ranging from 10.650% per annum to 17.800% per annum. As of the Cut-off Date, the Adjustable-Rate Group I Mortgage Loans had a weighted average Gross Margin of approximately 5.371% per annum, a weighted average Minimum Mortgage Rate of approximately 7.151% per annum and a weighted average Maximum Mortgage Rate of approximately 13.187% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable-Rate Group I Mortgage Loan occurs in January 1, 2008, and the weighted average next Adjustment Date for the Adjustable-Rate Group I Mortgage Loans following the Cut-off Date is December 2006.


                          CUT-OFF DATE PRINCIPAL BALANCES OF THE GROUP I MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
          PRINCIPAL BALANCE ($)              MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
          ---------------------              --------------         ------------             ----------------
      Less than 50,000...................            17            $     849,029.84                  0.29%
   50,001-   75,000......................           218               13,540,519.66                  4.70
   75,001-  100,000......................           196               17,063,038.65                  5.92
  100,001-  125,000......................           221               24,823,391.54                  8.62
  125,001-  150,000......................           198               27,332,773.90                  9.49
  150,001-  175,000......................           173               28,123,795.83                  9.76
  175,001-  200,000......................           175               32,966,342.40                 11.44
  200,001-  225,000......................           155               33,014,796.49                 11.46
  225,001-  250,000......................            97               23,016,357.01                  7.99
  250,001-  275,000......................            84               22,009,057.49                  7.64
  275,001-  300,000......................            76               21,991,218.77                  7.63
  300,001-  325,000......................            51               15,884,654.56                  5.51
  325,001-  350,000......................            39               13,243,234.21                  4.60
  350,001-  375,000......................            16                5,730,789.28                  1.99
  375,001-  400,000......................             4                1,540,480.39                  0.53
  400,001-  425,000......................             8                3,318,781.70                  1.15
  425,001-  450,000......................             3                1,280,666.53                  0.44
  450,001-  475,000......................             3                1,364,142.08                  0.47
  475,001-  500,000......................             1                  483,441.85                  0.17
  550,001-  575,000......................             1                  557,644.43                  0.19
                                                 ------            ----------------               -------
        Total............................         1,736            $ 288,134,156.61                100.00%
                                                 ======            ================               =======
-------------------

(1) The average Cut-off Date Principal Balance of the Group I Mortgage Loans was approximately $165,976.

                                  CREDIT SCORES FOR THE GROUP I MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
               CREDIT SCORE                  MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
          ---------------------              --------------         ------------             ----------------
 750-  799...............................            30            $   5,707,442.38                  1.98%
 700-  749...............................            85               17,480,819.84                  6.07
 650-  699...............................           273               50,215,236.75                 17.43
 600-  649...............................           547               92,362,226.34                 32.06
 550-  599...............................           433               67,107,585.92                 23.29
 500-  549...............................           346               52,761,019.99                 18.31
 Not Available...........................            22                2,499,825.39                  0.87
                                                 ------            ----------------               -------
        Total............................         1,736            $ 288,134,156.61                100.00%
                                                 ======            ================               =======
-------------------

(1) The weighted average credit score of the Group I Mortgage Loans that had credit scores was approximately 611



                                  CREDIT GRADE FOR THE GROUP I MORTGAGE LOANS

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
               CREDIT GRADE                  MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
          ---------------------              --------------         ------------             ----------------
AA+......................................         1,117            $ 192,469,668.81                 66.80%
AA.......................................           274               42,163,793.64                 14.63
B........................................           140               21,611,962.59                  7.50
A........................................           114               17,188,136.78                  5.97
C........................................            53                9,052,251.50                  3.14
CC.......................................            19                2,865,871.27                  0.99
NG.......................................            19                2,782,472.02                  0.97
                                                 ------            ----------------               -------
        Total............................         1,736            $ 288,134,156.61                100.00%
                                                 ======            ================               =======

                                  ORIGINAL TERMS TO MATURITY OF THE GROUP I MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
          ORIGINAL TERM (MONTHS)             MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
          ---------------------              --------------         ------------             ----------------
120......................................             3            $     158,914.78                  0.06%
180......................................            26                2,296,126.94                  0.80
240......................................            17                1,741,484.48                  0.60
360......................................         1,690              283,937,630.41                 98.54
                                                 ------            ----------------               -------
        Total............................         1,736            $ 288,134,156.61                100.00%
                                                 ======            ================               =======
-------------------

(1) The weighted average original term to maturity of the Group I Mortgage Loans was approximately 358 months.



                                  REMAINING TERMS TO MATURITY OF THE GROUP I MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
         REMAINING TERM (MONTHS)             MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
          ---------------------              --------------         ------------             ----------------
 116-  120...............................             3            $     158,914.78                  0.06%
 171-  175...............................             1                   53,485.71                  0.02
 176-  180...............................            25                2,242,641.23                  0.78
 231-  235...............................             1                   90,192.88                  0.03
 236-  240...............................            16                1,651,291.60                  0.57
 346-  350...............................             1                  120,717.54                  0.04
 351-  355...............................            94               14,791,585.41                  5.13
 356-  360...............................         1,595              269,025,327.46                 93.37
                                                 ------            ----------------               -------
        Total............................         1,736            $ 288,134,156.61                100.00%
                                                 ======            ================               =======
-------------------

(1) The weighted average remaining term to maturity of the Group I Mortgage Loans was approximately 356 months.



                                  PROPERTY TYPES OF THE GROUP I MORTGAGE LOANS

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
             PROPERTY TYPE                   MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
          ---------------------              --------------         ------------             ----------------
Single Family............................         1,363            $ 212,479,817.44                 73.74%
2-4 Family...............................           152               35,527,140.97                 12.33
PUD (1)..................................           134               24,640,315.28                  8.55
Low Rise Condo...........................            80               14,011,103.77                  4.86
High Rise Condo..........................             7                1,475,779.15                  0.51
                                                 ------            ----------------               -------
        Total............................         1,736            $ 288,134,156.61                100.00%
                                                 ======            ================               =======
-------------------

 (1) PUD refers to a home or "unit" in a Planned Unit Development.


                                  OCCUPANCY STATUS OF THE GROUP I MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
           OCCUPANCY STATUS                  MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
          ---------------------              --------------         ------------             ----------------
Primary..................................         1,597            $ 267,786,155.51                 92.94%
Non-owner Occupied.......................           118               16,270,936.62                  5.65
Second Home..............................            21                4,077,064.48                  1.41
                                                 ------            ----------------               -------
        Total............................         1,736            $ 288,134,156.61                100.00%
                                                 ======            ================               =======
-------------------

(1) Occupancy as represented by the mortgagor at the time of origination.



                                  PURPOSE OF THE GROUP I MORTGAGE LOANS

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
              PURPOSE                        MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
          ---------------------              --------------         ------------             ----------------
Cash Out Refinance.......................         1,188            $ 194,083,179.80                 67.36%
Purchase.................................           458               78,789,255.99                 27.34
Rate/Term Refinance......................            90               15,261,720.82                  5.30
                                                 ------            ----------------               -------
        Total............................         1,736            $ 288,134,156.61                100.00%
                                                 ======            ================               =======



                             ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I MORTGAGE LOANS(1)(2)(3)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
  ORIGINAL LOAN-TO-VALUE RATIO (%)           MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
  --------------------------------           --------------         ------------             ----------------
  20.01  -  25.00........................             3            $     287,865.07                  0.10%
  25.01  -  30.00........................             1                   60,000.00                  0.02
  30.01  -  35.00........................             9                1,309,806.90                  0.45
  35.01  -  40.00........................             8                1,092,521.62                  0.38
  40.01  -  45.00........................            11                1,701,758.79                  0.59
  45.01  -  50.00........................            21                3,528,914.63                  1.22
  50.01  -  55.00........................            33                5,438,359.10                  1.89
  55.01  -  60.00........................            57                9,536,343.44                  3.31
  60.01  -  65.00........................           104               17,316,089.84                  6.01
  65.01  -  70.00........................           114               20,396,545.76                  7.08
  70.01  -  75.00........................           179               29,930,773.62                 10.39
  75.01  -  80.00........................           644              103,391,078.28                 35.88
  80.01  -  85.00........................           166               28,809,699.61                 10.00
  85.01  -  90.00........................           205               35,337,389.44                 12.26
  90.01  -  95.00........................           172               28,410,510.38                  9.86
  95.01  - 100.00........................             9                1,586,500.13                  0.55
                                                 ------            ----------------               -------
        Total............................         1,736            $ 288,134,156.61                100.00%
                                                 ======            ================               =======
-------------------

(1) The weighted average original loan-to-value ratio of the Group I Mortgage Loans as of the Cut-off Date was approximately 78.37%.
(2) For a description of the determination of loan-to-value ratio by the Master Servicer see "Option One Mortgage Corporation--Underwriting Standards" in the prospectus supplement.
(3) References to loan-to-value ratios are references to combined loan-to-value ratios with respect to second lien Mortgage Loans.


                GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATED TO THE GROUP I MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
              LOCATION                       MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
          ---------------------              --------------         ------------             ----------------
Alabama..................................            16            $   1,961,887.94                  0.68%
Arizona..................................            26                3,952,962.42                  1.37
Arkansas.................................             7                  488,404.70                  0.17
California...............................           246               54,731,140.00                 19.00
Colorado.................................            33                5,634,208.77                  1.96
Connecticut..............................            47                8,417,430.88                  2.92
Delaware.................................             9                1,308,868.95                  0.45
Florida..................................           131               18,904,788.26                  6.56
Georgia..................................            43                6,231,602.39                  2.16
Hawaii...................................            11                2,430,219.50                  0.84
Idaho....................................             8                  884,370.12                  0.31
Illinois.................................            52                8,281,123.48                  2.87
Indiana..................................            23                2,570,498.00                  0.89
Iowa.....................................             6                  747,329.98                  0.26
Kansas...................................             1                  114,323.24                  0.04
Kentucky.................................             7                  781,631.53                  0.27
Louisiana................................            10                1,039,082.80                  0.36
Maine....................................            22                3,334,080.62                  1.16
Maryland.................................            32                6,579,162.09                  2.28
Massachusetts............................            97               21,832,660.19                  7.58
Michigan.................................            64                6,810,500.34                  2.36
Minnesota................................            19                3,216,476.68                  1.12
Mississippi..............................             7                  569,286.79                  0.20
Missouri.................................            15                1,841,799.85                  0.64
Montana..................................             4                  547,034.16                  0.19
Nebraska.................................             2                  124,775.69                  0.04
Nevada...................................            35                7,051,465.43                  2.45
New Hampshire............................            32                5,628,069.78                  1.95
New Jersey...............................            84               16,582,263.92                  5.76
New York.................................           138               29,938,616.55                 10.39
North Carolina...........................            33                3,945,827.25                  1.37
Ohio.....................................            59                6,203,529.38                  2.15
Oklahoma.................................             6                  535,767.54                  0.19
Oregon...................................            13                2,222,677.38                  0.77
Pennsylvania.............................            63                8,054,512.76                  2.80
Rhode Island.............................            42                8,346,279.47                  2.90
South Carolina...........................            18                1,815,082.51                  0.63
Tennessee................................            15                1,344,365.76                  0.47
Texas....................................           145               16,128,495.89                  5.60
Utah.....................................             8                1,300,550.12                  0.45
Vermont..................................            11                1,956,464.01                  0.68
Virginia.................................            48                7,190,465.41                  2.50
Washington...............................            24                3,772,722.59                  1.31
Wisconsin................................            20                2,363,392.71                  0.82
Wyoming..................................             4                  417,958.78                  0.15
                                                 ------            ----------------               -------
        Total............................         1,736            $ 288,134,156.61                100.00%
                                                 ======            ================               =======
-------------------

(1) The greatest ZIP Code geographic concentration of the Group I Mortgage Loans was approximately 0.49% in the 91331 ZIP Code.


                                      DOCUMENTATION LEVELS OF THE GROUP I MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
          DOCUMENTATION LEVEL               MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
          --------------------              --------------         ------------             ----------------
Full Documentation.......................         1,072            $ 161,164,083.78                 55.93%
Stated Income Documentation..............           642              123,031,893.25                 42.70
No Documentation.........................            19                3,436,566.50                  1.19
Lite Documentation.......................             3                  501,613.08                  0.17
                                                 ------            ----------------               -------
        Total............................         1,736            $ 288,134,156.61                100.00%
                                                 ======            ================               =======
-------------------

(1) For a description of each Documentation Level, see "Option One Mortgage Corporation--Underwriting Standards" in the prospectus supplement.



                                      CURRENT MORTGAGE RATES OF THE GROUP I MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
     CURRENT MORTGAGE RATE (%)             MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
     -------------------------             --------------         ------------             ----------------
  4.001  -  5.000........................            18            $   3,967,819.63                  1.38%
  5.001  -  6.000........................           214               46,758,997.53                 16.23
  6.001  -  7.000........................           490               94,884,493.34                 32.93
  7.001  -  8.000........................           508               80,950,813.21                 28.09
  8.001  -  9.000........................           317               41,469,853.76                 14.39
  9.001  - 10.000........................           125               14,492,829.63                  5.03
 10.001  - 11.000........................            55                5,064,912.54                  1.76
 11.001  - 12.000........................             8                  489,600.96                  0.17
 12.001  - 13.000........................             1                   54,836.01                  0.02
                                                 ------            ----------------               -------
        Total............................         1,736            $ 288,134,156.61                100.00%
                                                 ======            ================               =======
-------------------

(1) The weighted average current Mortgage Rate of the Group I Mortgage Loans as of the Cut-off Date was approximately 7.195% per annum.



                                 GROSS MARGINS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
          GROSS MARGIN (%)                 MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
     -------------------------             --------------         ------------             ----------------
  2.001  -  3.000........................             4            $     851,981.12                  0.37%
  3.001  -  4.000........................           116               25,211,953.56                 10.84
  4.001  -  5.000........................           396               73,346,523.69                 31.53
  5.001  -  6.000........................           392               66,903,125.15                 28.76
  6.001  -  7.000........................           295               44,916,382.08                 19.31
  7.001  -  8.000........................           123               17,934,195.92                  7.71
  8.001  -  9.000........................            24                3,148,508.05                  1.35
  9.001  - 10.000........................             2                  288,010.69                  0.12
                                                 ------            ----------------               -------
        Total............................         1,352            $ 232,600,680.26                100.00%
                                                 ======            ================               =======
-------------------

(1) The weighted average Gross Margin of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 5.371% per annum.


                          NEXT ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        NEXT ADJUSTMENT DATE               MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
     -------------------------             --------------         ------------             ----------------
May 1, 2005..............................             1            $     135,435.36                  0.06%
December 1, 2005.........................             1                  115,909.51                  0.05
June 1, 2006.............................             7                1,358,087.06                  0.58
July 1, 2006.............................            17                2,982,651.99                  1.28
August 1, 2006...........................            48                7,438,731.33                  3.20
September 1, 2006........................            88               13,711,382.48                  5.89
October 1, 2006..........................           143               26,532,853.25                 11.41
November 1, 2006.........................           155               29,806,388.78                 12.81
December 1, 2006.........................           731              124,338,215.52                 53.46
January 1, 2007..........................            75               10,851,386.00                  4.67
August 1, 2007...........................             3                  467,670.85                  0.20
September 1, 2007........................             3                  531,572.31                  0.23
October 1, 2007..........................             7                1,233,147.51                  0.53
November 1, 2007.........................            21                4,377,504.58                  1.88
December 1, 2007.........................            49                7,943,493.73                  3.42
January 1, 2008..........................             3                  776,250.00                  0.33
                                                 ------            ----------------               -------
        Total............................         1,352            $ 232,600,680.26                100.00%
                                                 ======            ================               =======
-------------------

(1) The weighted average time until the next Adjustment for the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date is approximately 23 months.


                          MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
     MAXIMUM MORTGAGE RATE (%)             MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
     -------------------------             --------------         ------------             ----------------
 10.001  - 11.000........................            18            $   3,967,819.63                  1.71%
 11.001  - 12.000........................           187               40,666,516.16                 17.48
 12.001  - 13.000........................           367               71,963,318.03                 30.94
 13.001  - 14.000........................           402               65,862,440.98                 28.32
 14.001  - 15.000........................           229               32,322,304.99                 13.90
 15.001  - 16.000........................           111               13,987,006.18                  6.01
 16.001  - 17.000........................            35                3,535,657.58                  1.52
 17.001  - 18.000........................             3                  295,616.71                  0.13
                                                 ------            ----------------               -------
        Total............................         1,352            $ 232,600,680.26                100.00%
                                                 ======            ================               =======
-------------------

 (1) The weighted average Maximum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 13.187% per annum.



                          MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
     MINIMUM MORTGAGE RATE (%)             MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
     -------------------------             --------------         ------------             ----------------
  4.001  -  5.000........................            18            $   3,967,819.63                  1.71%
  5.001  -  6.000........................           193               42,019,920.45                 18.07
  6.001  -  7.000........................           376               73,593,724.54                 31.64
  7.001  -  8.000........................           399               64,949,112.99                 27.92
  8.001  -  9.000........................           228               31,840,372.58                 13.69
  9.001  - 10.000........................           100               12,398,455.78                  5.33
 10.001  - 11.000........................            36                3,702,974.35                  1.59
 11.001  - 12.000........................             2                  128,299.94                  0.06
                                                 ------            ----------------               -------
        Total............................         1,352            $ 232,600,680.26                100.00%
                                                 ======            ================               =======
-------------------

 (1) The weighted average Minimum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 7.151% per annum.



                   INITIAL PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
  INITIAL PERIODIC RATE CAP (%)            MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
  -----------------------------            --------------         ------------             ----------------
1.000....................................             6            $   1,250,654.04                  0.54%
2.000....................................             4                  864,108.03                  0.37
3.000....................................         1,342              230,485,918.19                 99.09
                                                 ------            ----------------               -------
        Total............................         1,352            $ 232,600,680.26                100.00%
                                                 ======            ================               =======
-------------------

 (1) Relates solely to initial rate adjustments.


                   SUBSEQUENT PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS (1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
SUBSEQUENT PERIODIC RATE CAP (%)            MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
-------------------------------            --------------         ------------             ----------------
1.000....................................         1,324            $ 226,930,897.33                 97.56%
1.500....................................            25                5,088,727.37                  2.19
2.000....................................             3                  581,055.56                  0.25
                                                 ------            ----------------               -------
        Total............................         1,352            $ 232,600,680.26                100.00%
                                                 ======            ================               =======
-------------------

(1) Relates to all rate adjustments subsequent to rate adjustments.

GROUP II MORTGAGE LOANS STATISTICS

         The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Group II Mortgage Loans as of the Cut-off Date. Approximately 34.37% of the Group II mortgage loans had loan-to-value ratios at origination in excess of 80%. Approximately 10.96% of the Group II Mortgage Loans had a loan-to-value ratio at origination in excess of 90% and the weighted average loan-to-value ratio of the Group II Mortgage Loans at origination was approximately 78.34%. There can be no assurance that the loan-to-value ratio of any Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator's determination of the value of a Mortgaged Property used in the calculation of the loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property.

         Except with respect to approximately 0.16% of the Group II Mortgage Loans, all of the Group II Mortgage Loans have a Due Date of the first day of the month (the "Due Date").

         The weighted average remaining term to maturity of the Group II Mortgage Loans is approximately 355 months as of the Cut-off Date. None of the Group II Mortgage Loans had a first Due Date prior to March 1, 2004 or after February 1, 2005 or will have a remaining term to maturity of less than 118 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group II Mortgage Loan is January 1, 2035.

         The average Principal Balance of the Group II Mortgage Loans at origination was approximately $181,932. The average Principal Balance of the Group II Mortgage Loans as of the Cut-off Date was approximately $181,671. No Group II Mortgage Loan had a Principal Balance as of the Cut-off Date of greater than approximately $1,150,000.00 or less than approximately $44,828.00.

         The Group II Mortgage Loans had Mortgage Rates as of the Cut-off Date of not less than 4.650% per annum and not more than 12.750% per annum and the weighted average Mortgage Rate was approximately 7.211% per annum. As of the Cut-off Date, the Adjustable-Rate Group II Mortgage Loans had Gross Margins ranging from 2.740% to 9.990%, Minimum Mortgage Rates ranging from 4.350% per annum to 12.750% per annum and Maximum Mortgage Rates ranging from 10.450% per annum to 18.750% per annum. As of the Cut-off Date, the Adjustable-Rate Group II Mortgage Loans had a weighted average Gross Margin of approximately 5.325% per annum, a weighted average Minimum Mortgage Rate of approximately 7.124% per annum and a weighted average Maximum Mortgage Rate of approximately 13.171% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable-Rate Group II Mortgage Loan occurs in September 1, 2019, and the weighted average next Adjustment Date for the Adjustable-Rate Group II Mortgage Loans following the Cut-off Date is November 2006.

         The Group II Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

                          CUT-OFF DATE PRINCIPAL BALANCES OF THE GROUP II MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
          PRINCIPAL BALANCE (%)            MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
          ---------------------            --------------         ------------             ----------------
      Less than 50,000...................            64            $   3,190,268.58                  0.35%
   50,001-   75,000......................           759               47,148,999.97                  5.17
   75,001-  100,000......................           685               60,110,954.61                  6.59
  100,001-  125,000......................           596               67,123,073.53                  7.36
  125,001-  150,000......................           581               79,675,981.83                  8.74
  150,001-  175,000......................           443               71,812,788.71                  7.88
  175,001-  200,000......................           361               68,008,391.18                  7.46
  200,001-  225,000......................           273               58,207,646.45                  6.38
  225,001-  250,000......................           222               52,717,560.96                  5.78
  250,001-  275,000......................           170               44,657,644.91                  4.90
  275,001-  300,000......................           142               40,997,293.55                  4.50
  300,001-  325,000......................           118               36,882,682.64                  4.05
  325,001-  350,000......................            93               31,455,978.15                  3.45
  350,001-  375,000......................            90               32,768,787.32                  3.59
  375,001-  400,000......................            75               29,179,687.89                  3.20
  400,001-  425,000......................            56               23,255,738.51                  2.55
  425,001-  450,000......................            43               18,873,244.17                  2.07
  450,001-  475,000......................            31               14,306,892.45                  1.57
  475,001-  500,000......................            56               27,462,164.31                  3.01
  500,001-  525,000......................            19                9,821,806.53                  1.08
  525,001-  550,000......................            28               15,106,661.42                  1.66
  550,001-  575,000......................            18               10,169,165.31                  1.12
  575,001-  600,000......................            27               16,006,383.94                  1.76
  600,001 or greater.....................            69               52,865,853.68                  5.80
                                                 ------            ----------------               -------
        Total............................         5,019            $ 911,805,650.60                100.00%
                                                 ======            ================               =======
-------------------

(1) The average Cut-off Date Principal Balance of the Group II Mortgage Loans was approximately $181,671.

                CREDIT SCORES FOR THE GROUP II MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
               CREDIT SCORE                MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
          ---------------------            --------------         ------------             ----------------
 800-  849...............................             4            $     466,575.66                  0.05%
 750-  799...............................            63               13,650,107.24                  1.50
 700-  749...............................           261               57,395,579.76                  6.29
 650-  699...............................           752              158,581,434.32                 17.39
 600-  649...............................         1,519              288,919,402.56                 31.69
 550-  599...............................         1,314              227,069,130.78                 24.90
 500-  549...............................         1,058              160,626,833.82                 17.62
 Not Available...........................            48                5,096,586.46                  0.56
                                                 ------            ----------------               -------
        Total............................         5,019            $ 911,805,650.60                100.00%
                                                 ======            ================               =======
-------------------

(1) The weighted average credit score of the Group II Mortgage Loans that had credit scores was approximately 611.


                                   CREDIT GRADE FOR THE GROUP II MORTGAGE LOANS

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                             NUMBER OF         OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
               CREDIT GRADE                MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
          ---------------------            --------------         ------------             ----------------
AA+......................................         3,114            $ 585,248,655.71                 64.19%
AA.......................................           837              151,118,084.03                 16.57
B........................................           390               63,262,667.60                  6.94
A........................................           349               61,713,516.83                  6.77
C........................................           166               25,050,675.72                  2.75
CC.......................................           112               16,344,424.54                  1.79
NG.......................................            51                9,067,626.17                  0.99
                                                 ------            ----------------               -------
        Total............................         5,019            $ 911,805,650.60                100.00%
                                                 ======            ================               =======

                            ORIGINAL TERMS TO MATURITY OF THE GROUP II MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                             NUMBER OF         OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
          ORIGINAL TERM (MONTHS)           MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
          ---------------------            --------------         ------------             ----------------
120......................................             9            $     578,060.84                  0.06%
180......................................            96                9,097,091.88                  1.00
240......................................            63                6,231,230.30                  0.68
360......................................         4,851              895,899,267.58                 98.26
                                                 ------            ----------------               -------
        Total............................         5,019            $ 911,805,650.60                100.00%
                                                 ======            ================               =======
-------------------

(1) The weighted average original term to maturity of the Group II Mortgage Loans was approximately 357 months.

                            REMAINING TERMS TO MATURITY OF THE GROUP II MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                             NUMBER OF         OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
          REMAINING TERM (MONTHS)          MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
          -----------------------          --------------         ------------             ----------------
 116-  120...............................             9            $     578,060.84                  0.06%
 166-  170...............................             1                  290,235.00                  0.03
 171-  175...............................            11                  811,373.99                  0.09
 176-  180...............................            84                7,995,482.89                  0.88
 231-  235...............................             9                  737,365.05                  0.08
 236-  240...............................            54                5,493,865.25                  0.60
 346-  350...............................             2                  263,924.41                  0.03
 351-  355...............................           336               62,064,818.72                  6.81
 356-  360...............................         4,513              833,570,524.45                 91.42
                                                 ------            ----------------               -------
        Total............................         5,019            $ 911,805,650.60                100.00%
                                                 ======            ================               =======
-------------------

(1) The weighted average remaining term to maturity of the Group II Mortgage Loans was approximately 355 months.


                      PROPERTY TYPES OF THE GROUP II MORTGAGE LOANS

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                             NUMBER OF         OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
              PROPERTY TYPE                MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
          -----------------------          --------------         ------------             ----------------
Single Family............................          3,837           $ 668,787,313.02                 73.35%
PUD (1)..................................            459              98,927,979.16                 10.85
2-4 Family...............................            395              90,521,025.41                  9.93
Low Rise Condo...........................            202              37,295,464.68                  4.09
MF Housing...............................            109              12,127,722.89                  1.33
High Rise Condo..........................             17               4,146,145.44                  0.45
                                                  ------           ----------------               -------
        Total............................          5,019           $ 911,805,650.60                100.00%
                                                  ======           ================               =======
-------------------

(1) PUD refers to a home or "unit" in a Planned Unit Development.



                     OCCUPANCY STATUS OF THE GROUP II MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                             NUMBER OF         OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
            OCCUPANCY STATUS               MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
          -----------------------          --------------         ------------             ----------------
Primary..................................         4,636            $ 850,869,439.80                 93.32%
Non-owner Occupied.......................           331               47,681,984.56                  5.23
Second Home..............................            52               13,254,226.24                  1.45
                                                 ------            ----------------               -------
        Total............................         5,019            $ 911,805,650.60                100.00%
                                                 ======            ================               =======
-------------------

 (1) Occupancy as represented by the mortgagor at the time of origination.



                             PURPOSE OF THE GROUP II MORTGAGE LOANS

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                             NUMBER OF         OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
                 PURPOSE                   MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
          -----------------------          --------------         ------------             ----------------
Cash Out Refinance.......................         3,398            $ 623,476,121.79                 68.38%
Purchase.................................         1,335              235,840,038.11                 25.87
Rate/Term Refinance......................           286               52,489,490.70                  5.76
                                                 ------            ----------------               -------
        Total............................         5,019            $ 911,805,650.60                100.00%
                                                 ======            ================               =======


                           ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II MORTGAGE LOANS(1)(2)(3)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                             NUMBER OF         OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
    ORIGINAL LOAN-TO-VALUE RATIO (%)       MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
    --------------------------------       --------------         ------------             ----------------
  10.01  -  15.00........................             5            $     285,787.85                  0.03%
  15.01  -  20.00........................             4                  732,737.79                  0.08
  20.01  -  25.00........................            10                1,095,392.12                  0.12
  25.01  -  30.00........................            10                  978,537.64                  0.11
  30.01  -  35.00........................            25                3,799,611.44                  0.42
  35.01  -  40.00........................            33                3,910,374.40                  0.43
  40.01  -  45.00........................            47                7,004,178.25                  0.77
  45.01  -  50.00........................            69               11,291,749.56                  1.24
  50.01  -  55.00........................            96               16,935,301.13                  1.86
  55.01  -  60.00........................           138               23,080,708.27                  2.53
  60.01  -  65.00........................           301               57,673,168.04                  6.33
  65.01  -  70.00........................           378               72,833,933.44                  7.99
  70.01  -  75.00........................           485               99,322,433.95                 10.89
  75.01  -  80.00........................         1,711              299,517,206.64                 32.85
  80.01  -  85.00........................           538              102,159,674.79                 11.20
  85.01  -  90.00........................           585              111,273,501.13                 12.20
  90.01  -  95.00........................           511               90,928,588.16                  9.97
  95.01  - 100.00........................            73                8,982,766.00                  0.99
                                                 ------            ----------------               -------
        Total............................         5,019            $ 911,805,650.60                100.00%
                                                 ======            ================               =======
-------------------

(1) The weighted average original loan-to-value ratio of the Group II Mortgage Loans as of the Cut-off Date was approximately 78.34%.
(2) For a description of the determination of loan-to-value ratio by the Master Servicer see "Option One Mortgage Corporation--Underwriting Standards" in the Prospectus Supplement.
(3) References to loan-to-value ratios are references to combined loan-to-value ratios with respect to second lien Mortgage Loans.


             GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATED TO THE GROUP II MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                             NUMBER OF         OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
                  LOCATION                 MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
    --------------------------------       --------------         ------------             ----------------
Alabama..................................            36            $   3,880,104.71                  0.43%
Alaska...................................             1                  161,360.95                  0.02
Arizona..................................            89               13,748,613.79                  1.51
Arkansas.................................            16                1,604,225.43                  0.18
California...............................           735              214,641,969.58                 23.54
Colorado.................................           104               17,466,290.59                  1.92
Connecticut..............................           128               22,696,285.74                  2.49
Delaware.................................            16                3,271,107.14                  0.36
Florida..................................           362               53,456,696.09                  5.86
Georgia..................................           147               18,736,241.06                  2.05
Hawaii...................................            17                5,182,672.77                  0.57
Idaho....................................            21                3,118,994.66                  0.34
Illinois.................................           134               19,820,745.66                  2.17
Indiana..................................            56                6,761,490.26                  0.74
Iowa.....................................            17                1,584,567.40                  0.17
Kansas...................................            17                1,772,752.09                  0.19
Kentucky.................................            39                3,370,343.04                  0.37
Louisiana................................            51                4,702,972.53                  0.52
Maine....................................            41                5,819,351.26                  0.64
Maryland.................................            86               15,740,234.19                  1.73
Massachusetts............................           279               67,136,784.19                  7.36
Michigan.................................           196               22,977,550.90                  2.52
Minnesota................................            59                8,956,824.84                  0.98
Mississippi..............................             8                  704,460.07                  0.08
Missouri.................................            60                6,862,596.01                  0.75
Montana..................................             5                  613,302.45                  0.07
Nebraska.................................             9                  959,980.07                  0.11
Nevada...................................            96               21,280,338.94                  2.33
New Hampshire............................            55               10,030,203.47                  1.10
New Jersey...............................           183               38,587,969.57                  4.23
New York.................................           476              120,479,508.69                 13.21
North Carolina...........................           115               12,774,897.91                  1.40
Ohio.....................................           126               14,329,096.03                  1.57
Oklahoma.................................            14                1,956,505.15                  0.21
Oregon...................................            34                5,299,892.04                  0.58
Pennsylvania.............................           186               23,385,313.02                  2.56
Rhode Island.............................            96               19,186,858.17                  2.10
South Carolina...........................            70                8,748,319.87                  0.96
South Dakota.............................             1                  152,837.21                  0.02
Tennessee................................            84                8,054,265.56                  0.88
Texas....................................           440               50,830,139.10                  5.57
Utah.....................................            32                4,919,864.74                  0.54
Vermont..................................            22                3,597,145.18                  0.39
Virginia.................................           150               26,852,180.62                  2.94
Washington...............................            48                8,283,525.27                  0.91
Wisconsin................................            56                6,801,372.45                  0.75
Wyoming..................................             6                  506,900.14                  0.06
                                                 ------            ----------------               -------
        Total............................         5,019            $ 911,805,650.60                100.00%
                                                 ======            ================               =======
-------------------

(1) The greatest ZIP Code geographic concentration of the Group II Mortgage Loans was approximately 0.41% in the 92336 Zip Code.


                                   DOCUMENTATION LEVELS OF THE GROUP II MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                             NUMBER OF         OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
           DOCUMENTATION LEVEL             MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
    --------------------------------       --------------         ------------             ----------------
Full Documentation.......................         3,256            $ 521,896,642.34                 57.24%
Stated Income Documentation..............         1,669              370,734,079.21                 40.66
No Documentation.........................            56               10,946,833.39                  1.20
Lite Documentation.......................            38                8,228,095.66                  0.90
                                                 ------            ----------------               -------
        Total............................         5,019            $ 911,805,650.60                100.00%
                                                 ======            ================               =======
-------------------

 (1) For a description of each Documentation Level, see "Option One Mortgage Corporation--Underwriting Standards" in the Prospectus Supplement.







                                 CURRENT MORTGAGE RATES OF THE GROUP II MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                             NUMBER OF         OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
      CURRENT MORTGAGE RATE (%)            MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
    --------------------------------       --------------         ------------             ----------------
  4.001  -  5.000........................            52            $  14,021,145.15                  1.54%
  5.001  -  6.000........................           619              157,465,468.41                 17.27
  6.001  -  7.000........................         1,432              322,629,658.61                 35.38
  7.001  -  8.000........................         1,206              203,258,986.15                 22.29
  8.001  -  9.000........................           912              128,345,801.18                 14.08
  9.001  - 10.000........................           501               57,613,150.66                  6.32
 10.001  - 11.000........................           190               18,749,132.04                  2.06
 11.001  - 12.000........................            90                8,460,023.12                  0.93
 12.001  - 13.000........................            17                1,262,285.28                  0.14
                                                 ------            ----------------               -------
        Total............................         5,019            $ 911,805,650.60                100.00%
                                                 ======            ================               =======
-------------------

(1) The weighted average current Mortgage Rate of the Group II Mortgage Loans as of the Cut-off Date was approximately 7.211% per annum.


                           GROSS MARGINS OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                             NUMBER OF         OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
             GROSS MARGIN (%)              MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
    --------------------------------       --------------         ------------             ----------------
  2.001  -  3.000........................            14            $   2,988,717.91                  0.40%
  3.001  -  4.000........................           343               83,370,607.55                 11.27
  4.001  -  5.000........................         1,142              251,121,375.45                 33.94
  5.001  -  6.000........................         1,123              217,879,346.98                 29.45
  6.001  -  7.000........................           725              114,151,460.88                 15.43
  7.001  -  8.000........................           380               55,575,072.60                  7.51
  8.001  -  9.000........................            70               10,446,655.68                  1.41
  9.001  - 10.000........................            31                4,323,045.56                  0.58
                                                 ------            ----------------               -------
        Total............................         3,828            $ 739,856,282.61                100.00%
                                                 ======            ================               =======
-------------------

(1) The weighted average Gross Margin of the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 5.325% per annum.


                       NEXT ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                             NUMBER OF         OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
         NEXT ADJUSTMENT DATE              MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
    --------------------------------       --------------         ------------             ----------------
February 1, 2005.........................             1            $      62,725.24                 0.01%
April 1, 2005............................             1                  196,968.22                 0.03
June 1, 2005.............................             2                  350,695.03                 0.05
March 1, 2006............................             1                  174,518.91                 0.02
March 17, 2006...........................             1                  200,469.16                 0.03
April 1, 2006............................             6                1,811,401.35                 0.24
May 1, 2006..............................             8                1,008,778.35                 0.14
June 1, 2006.............................            18                3,336,001.11                 0.45
July 1, 2006.............................            36               10,391,881.97                 1.40
August 1, 2006...........................           158               26,763,906.97                 3.62
September 1, 2006........................           262               53,425,291.24                 7.22
September 10, 2006.......................             1                  276,641.54                 0.04
October 1, 2006..........................           381               87,375,241.54                11.81
November 1, 2006.........................           532              107,090,497.22                14.47
December 1, 2006.........................         1,970              363,556,792.92                49.14
December 4, 2006.........................             1                  656,000.00                 0.09
December 16, 2006........................             1                  115,000.00                 0.02
January 1, 2007..........................           196               28,832,870.00                 3.90
May 1, 2007..............................             2                  790,181.33                 0.11
June 11, 2007............................             1                  103,063.38                 0.01
July 1, 2007.............................             3                1,332,440.30                 0.18
August 1, 2007...........................            12                3,767,383.11                 0.51
September 1, 2007........................            11                2,055,659.79                 0.28
October 1, 2007..........................            23                4,057,891.80                 0.55
November 1, 2007.........................            38                8,470,085.62                 1.14
December 1, 2007.........................           150               31,360,537.73                 4.24
January 1, 2008..........................            11                2,234,480.00                 0.30
September 1, 2019........................             1                   58,878.78                 0.01
                                                 ------            ----------------              -------
        Total............................         3,828            $ 739,856,282.61               100.00%
                                                 ======            ================              =======
-------------------

(1) The weighted average time until the next Adjustment for the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date is approximately 23 months.


                      MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                             NUMBER OF         OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
       MAXIMUM MORTGAGE RATE (%)           MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
    --------------------------------       --------------         ------------             ----------------
 10.001  - 11.000........................            52            $  13,617,298.92                  1.84%
 11.001  - 12.000........................           500              126,317,032.07                 17.07
 12.001  - 13.000........................         1,154              263,789,231.02                 35.65
 13.001  - 14.000........................           952              170,287,791.74                 23.02
 14.001  - 15.000........................           680              102,781,519.16                 13.89
 15.001  - 16.000........................           318               44,428,378.05                  6.01
 16.001  - 17.000........................           110               11,744,878.55                  1.59
 17.001  - 18.000........................            53                6,115,660.65                  0.83
 18.001  - 19.000........................             9                  774,492.45                  0.10
                                                 ------            ----------------               -------
        Total............................         3,828            $ 739,856,282.61                100.00%
                                                 ======            ================               =======
-------------------

(1) The weighted average Maximum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 13.171% per annum.



                      MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                             NUMBER OF         OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
       MINIMUM MORTGAGE RATE (%)           MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
    --------------------------------       --------------         ------------             ----------------
  4.001  -  5.000........................            57            $  14,915,072.77                  2.02%
  5.001  -  6.000........................           527              134,619,100.42                 18.20
  6.001  -  7.000........................         1,159              265,498,467.91                 35.89
  7.001  -  8.000........................           942              165,048,833.42                 22.31
  8.001  -  9.000........................           677              102,320,029.86                 13.83
  9.001  - 10.000........................           302               39,734,700.69                  5.37
 10.001  - 11.000........................           107               11,630,791.41                  1.57
 11.001  - 12.000........................            48                5,314,793.68                  0.72
 12.001  - 13.000........................             9                  774,492.45                  0.10
                                                 ------            ----------------               -------
        Total............................         3,828            $ 739,856,282.61                100.00%
                                                 ======            ================               =======
-------------------

 (1) The weighted average Minimum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 7.124% per annum.



                      INITIAL PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                             NUMBER OF         OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
      INITIAL PERIODIC RATE CAP (%)        MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
    --------------------------------       --------------         ------------             ----------------
1.000....................................            27            $   6,807,942.10                  0.92%
2.000....................................            14                4,890,172.21                  0.66
3.000....................................         3,785              727,891,475.32                 98.38
4.000....................................             2                  266,692.98                  0.04
                                                 ------            ----------------               -------
        Total............................         3,828            $ 739,856,282.61                100.00%
                                                 ======            ================               =======
-------------------

 (1) Relates solely to initial rate adjustments.


                      SUBSEQUENT PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                             NUMBER OF         OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
    SUBSEQUENT PERIODIC RATE CAP (%)       MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
    --------------------------------       --------------         ------------             ----------------
1.000....................................         3,746            $ 716,189,007.36                 96.80%
1.500....................................            72               21,009,348.47                  2.84
2.000....................................            10                2,657,926.78                  0.36
                                                 ------            ----------------               -------
        Total............................         3,828            $ 739,856,282.61                100.00%
                                                 ======            ================               =======
-------------------

 (1) Relates to all rate adjustments subsequent to initial rate adjustments.